Purchase price allocation	12 Months Ended
Dec. 31, 2015
Business Combinations [Abstract]
Business Combination Disclosure [Text Block]
4. Purchase price allocation

On October 1, 2015, the Partnership closed the acquisition of 100% of the shares in Höegh LNG FSRU III Ltd., a Cayman Islands company, that indirectly owns the Höegh Gallant, for a total consideration of $194.2 million. The Höegh Gallant was constructed by HHI and was delivered to Höegh LNG in November 2014. In April 2015, the Höegh Gallant began operating under a charter that expires in 2020 with EgyptCo. EgyptCo has a charter with EGAS that expires in April 2020. Additionally, Höegh LNG and the Partnership have entered into an option agreement pursuant to which the Partnership has the right to cause Höegh LNG to charter the Höegh Gallant from the expiration or termination of the EgyptCo charter until July 2025 at a rate equal to 90% of the rate payable pursuant to the current charter with EgyptCo, plus any incremental taxes or operating expenses as a result of the new charter.

The purchase price consisted of the cancellation of the $140 million interest-bearing demand note due from Höegh LNG, the issuance of a seller’s credit note of $47 million and the establishment of a liability for a working capital adjustment of $7.2 million. Pursuant to the partnership agreement, the general partner has irrevocably delegated to the Partnership’s board of directors the power to oversee and direct the operations of, manage and determine the strategies and policies of the Partnership. Four of the seven board members were elected by the common unitholders at the Partnership’s first annual meeting of unitholders. As a result, Höegh LNG, as the owner of the general partner, does not have the power to control the Partnership’s board of directors or the Partnership, and the Partnership is not considered to be under the control of Höegh LNG for US GAAP purposes. Therefore, the sale of 100% interests in a business from Höegh LNG to the Partnership is a change of control. As a result, the acquisition of Höegh LNG FSRU III Ltd. was accounted for under the purchase method of accounting. Under this method, the purchase price is allocated to assets acquired and liabilities assumed based on their fair values as of the acquisition date. Any excess of the purchase price over the fair values is recognized as goodwill. The business is consolidated as of October 1, 2015 and part of the Majority held FSRUs segment.

The following table summarizes the fair values of assets acquired and liabilities assumed:

(in thousands of US dollars)
Consideration
Cancellation of demand note	$140,000
Seller's credit note	47,000
Working capital adjustment	7,160
		$194,160

Assets acquired
Cash and cash equivalents	7,695
Amounts due from affiliates	4,101
Inventory	1,038
Prepaid expenses and other receivables	199
Vessel	355,700
Intangibles: Above market time charter	11,000
Intangibles: Option for time charter extension	8,000
Other long term assets	86
Total assets excluding goodwill		387,819
Liabilities assumed
Trade payables	(311)
Amounts due from owners and affiliates	(773)
Accrued liabilities and other payables	(4,304)
Total long term debt	(184,698)
Derivative instruments	(3,824)
Total liabilities assumed		(193,910)
Total identifiable net assets		193,909
Goodwill		251
Total consideration		$194,160

Two contract related intangibles were identified. The Partnership recorded $11.0 million for the favorable time charter contract with EgyptCo and $8.0 million for the option for the time charter extension until 2025. Refer to note 2. c. Significant accounting policies; Intangibles and goodwill for information on the useful life and timing of amortization of the intangibles and note 13 for additional information. The fair value of the assets acquired and the liabilities assumed approximated the total consideration therefore the residual amount of $251, was recognized as goodwill.

Total revenues of $11.8 million and net income of $5.0 million have been included in the Partnership’s consolidated statement of income from the acquisition date of October 1, 2015 through December 31, 2015.

The following unaudited pro forma information assumes the acquisition of the entity that indirectly owns the Höegh Gallant occurred as of January 1, 2014. The unaudited information is for illustration purposes only. The Höegh Gallant did not begin operations under the time charter until April 2015. Periods prior to that date reflect only costs incurred during the construction and pre-contract period of operations and would not be indicative of the results that the Partnership will experience going forward.

	Years ended
Unaudited pro forma information	December 31,
(in thousands of U.S. dollars)	2015	2014
Total revenues	$78,483	$75,855
Net income (loss)	$32,592	$(9,179)

Existing agreements remain in place for the time charter of the Höegh Gallant and receipt of certain services, of which the material agreements are as follows:

•
Hoegh LNG Cyprus Limited acting through its Egyptian Branch has a Lease and Maintenance Agreement (the “time charter”) with EgyptCo for the lease and maintenance of the Höegh Gallant and the provision of crew and certain ship management services for a combined daily hire rate. The time charter started in April 2015 with an expiration date in April 2020; and

•
Hoegh LNG Cyprus Limited acting through its Egyptian Branch is party to a ship management agreement with Höegh LNG Management pursuant to which Höegh LNG Management provides the technical management of the Höegh Gallant, and Hoegh LNG Maritime Management Pte. Ltd. (“Höegh Maritime Management”) is a party to a secondment agreement, as amended, with Hoegh LNG Cyprus Limited pursuant to which Höegh Maritime Management provides qualified crew for the Höegh Gallant.